UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 14, 2012

IRON MOUNTAIN INCORPORATED

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-13045	23-2588479
(Commission File Number)	(IRS Employer Identification No.)

745 Atlantic Avenue Boston, Massachusetts	02111
(Address of Principal Executive Offices)	(Zip Code)

(617) 535-4766

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.             Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Stockholders of Iron Mountain Incorporated (the “Company”) held on June 14, 2012 (the “Annual Meeting”), the Company’s stockholders elected twelve directors, each for a one-year term of office to serve until the Company’s 2013 Annual Meeting of Stockholders, or until their successors are elected and qualified.  The nominated directors received the following votes:

Name	For	Against	Abstain	Broker Non-Vote
Ted R. Antenucci	146,168,787	534,004	290,035	9,572,665
Clarke H. Bailey	142,276,773	988,217	3,727,836	9,572,665
Kent P. Dauten	134,247,508	8,262,950	4,482,368	9,572,665
Paul F. Deninger	145,013,763	284,202	1,694,861	9,572,665
Per-Kristian Halvorsen	144,797,048	490,049	1,705,729	9,572,665
Michael W. Lamach	144,645,144	295,306	2,052,376	9,572,665
Arthur D. Little	134,442,107	8,278,853	4,271,866	9,572,665
Allan Z. Loren	144,744,703	511,531	1,736,592	9,572,665
C. Richard Reese	144,258,089	432,330	2,302,407	9,572,665
Vincent J. Ryan	143,455,283	700,951	2,836,592	9,572,665
Laurie A. Tucker	144,856,230	437,752	1,698,844	9,572,665
Alfred J. Verrecchia	136,131,248	8,189,322	2,672,256	9,572,665

The Company’s stockholders approved a nonbinding advisory resolution on the compensation paid to the Company’s executive officers as disclosed pursuant to Item 402 of Regulation S-K in the Company’s proxy statement dated April 30, 2012 relating to the Annual Meeting. This proposal received the following votes:

For	Against	Abstain	Broker Non-Vote
144,688,789	2,131,891	172,146	9,572,665

The Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012. This proposal received the following votes:

For	Against	Abstain	Broker Non-Vote
155,330,376	1,221,322	13,793	—

The results reported above are final voting results.

Item 8.01.             Other Events.

As previously reported, on March 23, 2011, the Company entered into a shareholder rights plan (the “Rights Plan”) with Mellon Investor Services LLC, pursuant to which the Company, among other things,

issued one right (a “Right”) for each outstanding share of common stock, par value $0.01 per share, of the Company. By its terms, the Rights Plan provided that, among other things, the Rights will expire upon the close of business on the earliest to occur of (1) March 22, 2013, (2) the date on which the rights are redeemed or exchanged by the Company in accordance with the Rights Plan and (3) the date of the Annual Meeting if stockholder approval of the Rights Plan is not obtained at such meeting. In April 2012, the Board determined, after careful consideration, not to seek stockholder approval of the Rights Plan at the Annual Meeting. Consequently, pursuant to the terms of the Rights Plan, and without any further action, as of the date of the Annual Meeting, the right to exercise the Rights terminated, each Right is null and void and the Rights Plan expired.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRON MOUNTAIN INCORPORATED (Registrant)

By:	/s/ Ernest W. Cloutier
Name:	Ernest W. Cloutier
Title:	Executive Vice President, General Counsel and Secretary

Date:  June 20, 2012